UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                            April 28, 2005
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                CNF Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

           3240 Hillview Avenue, Palo Alto, California  94304
          ---------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 494-2900



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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01 Entry into a Material Definitive Agreement

Executive Compensation.   On April 25, 2005, the Company's Compensation
Committee, together with the other independent members of the Board of Directors, approved the following compensation for Douglas W. Stotlar, effective upon his promotion to President and Chief Executive Officer of the Company on April 25, 2005.

  1. Increase in annual base salary from $425,100 to $650,000.
  2. Target incentive compensation award equal to 100% of annual base salary(subject to a maximum equal to 200% of annual base salary), with actual payout (i) to be prorated based on the portion of the calendar year in which he serves as President and Chief Executive Officer and
     (ii) to be determined based upon the Company's actual 2005 pre-tax, pre-incentive income versus target.
  3. Grant of (i) 79,673 stock options having an exercise price of $43.93 per share, which shall be subject to the standard terms applicable to option awards made to executives of the Company, and (ii) 23,690 shares of restricted stock, which shall be subject to the standard terms applicable to restricted stock awards made to executives of the Company. (Grants are based on a total target value of 4 times annual base salary of $650,000, with 60% allocated to stock options and 40% allocated to shares of restricted stock).
  4. A relocation package, to include (i) a mortgage subsidy as partial compensation for differences in housing costs between Palo Alto, California and Ann Arbor, Michigan, in an amount and for a term to be determined by the Compensation Committee, (ii) payment of reasonable relocation expenses, and (iii) gross-up for taxes payable in connection with non-deductible relocation expenses.

On April 25, 2005, the Company's Compensation Committee, together with the other independent members of the Board of Directors, also approved a discretionary cash bonus of $1,000,000 for Dr. Kennedy in consideration of his contributions as Interim Chief Executive Officer of the Company during the first part of 2005. Dr. Kennedy, who will continue to serve as Chairman of the Board of Directors, will receive compensation solely in his capacity as Chairman during the remainder of 2005 as described below under "Director
Compensation."   Such compensation was approved by the independent members of the Board of Directors.

Director Compensation.

     Compensation of Chairman of the Board.   During the remainder of 2005,
Dr. Kennedy will receive an annualized Chair retainer of $750,000, in recognition of his increased responsibilities and time commitment as Chair to ensure that the Board's strategic direction is communicated to and embraced by the new Chief Executive Officer, Mr. Stotlar, during the first few months following his assumption of such executive responsibilities. Dr. Kennedy will not receive any additional compensation during the remainder of 2005 as an officer or employee and the Chair retainer noted above shall constitute his total compensation as a member of the Board of Directors. In 2006, Dr. Kennedy will receive a Chair retainer in an amount to be determined by the independent members of the Board of Directors, as well as a grant of restricted stock having a value at the time of grant of $65,000.

     Restricted Stock Awards.   On January 24, 2005, the Company's Board of
Directors, based on the recommendation of the Director Affairs Committee and advice from an outside compensation consultant, approved certain compensation payable to members of the Board, including grants of restricted stock awards. Following a transition period, each director will receive a restricted stock grant in April of the year in which he or she is elected or re-elected to the Board of Directors at the Company's Annual Meeting of Shareholders. The grants will have a value at the time of grant of $65,000 for each year of the director's term (or $195,000 for a 3-year term), and will vest one-third per year commencing on the anniversary date of the grant. Transitional grants will be made to incumbent directors who are not standing for election in 2005, and directors who are appointed to the Board in the future to fill vacancies. The material terms of these awards were disclosed in a Report on Form 8-K filed on January 28, 2005.

   The 2005 restricted stock grants were made on April 25, 2005, and are set forth below. Prior to such grants the Board, based on the recommendation of the Director Affairs Committee, approved a form of Restricted Stock Award Agreement to govern the restricted stock awards. The Restricted Stock Award Agreement provides that (i) all unvested shares of restricted stock will vest upon a director's death or disability; (ii) all unvested shares of restricted stock that are scheduled to vest on the grant anniversary date next following a Change in Control will vest upon a Change in Control; (iii) all unvested shares of restricted stock that are scheduled to vest on the grant anniversary date next following a director's retirement after attaining age 72 will vest upon such retirement; and (iv) all unvested shares of restricted stock that are scheduled to vest during the calendar year in which the director leaves the Board at the end of his or her term will vest upon such departure. A copy of the form of the Restricted Stock Award Agreement is filed with this Report as Exhibit 99.1. The foregoing description of the Restricted Stock Award Agreement is qualified in its entirety by reference to such exhibit.


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|Name of Director|Amount of Grant (in      |Number of Shares of Restricted  |
|                |Dollars)*                |Stock                           |
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|John J. Anton   |$130,000                 |2,961                           |
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|William R.      |$65,000                  |1,480                           |
|Corbin          |                         |                                |
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|Margaret G. Gill|$65,000                  |1,480                           |
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|Robert Jaunich  |$65,000                  |1,480                           |
|II              |                         |                                |
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|Henry H. Mauz,  |$65,000                  |1,480                           |
|Jr.             |                         |                                |
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|Michael J.      |$195,000                 |4,441                           |
|Murray          |                         |                                |
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|John C. Pope    |$130,000                 |2,961                           |
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|Robert D. Rogers|$195,000                 |4,441                           |
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|William J.      |$195,000                 |4,441                           |
|Schroeder       |                         |                                |
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|Peter W. Stott  |$130,000                 |2,961                           |
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|Robert P. Wayman|$65,000                  |1,480                           |
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|Chelsea C. White|$195,000                 |4,441                           |
|III             |                         |                                |
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   *   Messrs. Murray, Rogers, Schroeder and White, who were elected or re-
   elected (as applicable) to the Board in 2005, received a grant of restricted stock having a value of $195,000 at the time of grant. Ms.
   Gill and Messrs. Corbin, Jaunich, Mauz and Wayman, who are scheduled for election or re-election (as applicable) in 2006, received a grant of restricted stock having a value of $65,000 at the time of grant, and will receive a grant of restricted stock having a value of $195,000 in 2006 if they are elected or re-elected to the Board. Messrs. Anton, Pope and Stott, who are scheduled for election or re-election (as applicable) in 2007, received a grant of restricted stock having a value of $130,000 at the time of grant, and will receive a grant of restricted stock having a value of $195,000 in 2007 if they are elected or re-elected to the Board. All of the grants described above will vest one-third per year commencing on the anniversary date of the grant.


Item 5.02 Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

On April 25, 2005, CNF Inc. issued a press release announcing that Douglas W. Stotlar has been appointed President and Chief Executive Officer, replacing
W. Keith Kennedy, Jr., who served as interim Chief Executive Officer since July 2004. Dr. Kennedy will continue to serve as Chairman of the Board.

Mr. Stotlar, age 44, was appointed President and Chief Executive Officer of Con-Way Transportation Services, Inc. ("CTS"), the Company's wholly-owned subsidiary, in December 2004. He had been an executive vice president of CTS since 1999 and served as chief operating officer of CTS since 2002. Prior to that time, Mr. Stotlar headed Con-Way NOW, the Company's time-definite freight services carrier. He joined CTS in 1985 as a freight supervisor.
Mr. Stotlar is a graduate of Ohio State University.

In addition, it was announced that John H. Williford, most recently president and chief executive officer of Menlo Worldwide, LLC, a wholly-owned affiliate of the Company, will become an advisor to the Company.

A copy of the press release is filed with this report as Exhibit 99.2 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to such exhibit.

Mr. Stotlar was also appointed to the Company's Board of Directors, effective April 25, 2005.

As previously reported, Chutta Ratnathicam retired on March 31, 2005 after approximately 27 years of service with the Company, the last 8 of which he served as Senior Vice President and Chief Financial Officer. In recognition of his many contributions, upon his retirement the Company presented him with title to his company automobile, having an estimated value of approximately $27,000.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2005 the Company's Board of Directors, based on the recommendation of the Director Affairs Committee, approved amendments to
Article IV, Section 3(a) of the Company's By-laws, making the establishment of an Executive Committee of the Board of Directors permissive rather than mandatory. A copy of the amended By-laws is filed with this Report as
Exhibit 3.1



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


     Exhibit No.         Description
     -----------         -----------
     3.1                 CNF Inc. Bylaws as amended April 25, 2005.
     99.1                CNF Inc. Restricted Stock Award Agreement.
     99.2                Press release dated April 26, 2005.





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

April 28, 2005          /s/  Jennifer W. Pileggi
                        ------------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary